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                                                                  EXHIBIT 10.18



                                                                 EXECUTION COPY


FOURTH AMENDMENT, dated as of December 21, 1998 (this "Fourth Amendment"), to the CREDIT AGREEMENT, dated as of September 23, 1997, as amended by the First Amendment and Waiver thereto, dated as of November 25, 1997, the Second Amendment and Consent thereto, dated as of February 25, 1998, and the Third Amendment, dated as of May 29, 1998 (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"), among BELCO OIL & GAS CORP., a Nevada corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties to the Credit Agreement (the "Lenders") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent").

                             W I T N E S S E T H :

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and extensions of credit to the Borrower; and

                  WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders enter into this Fourth Amendment.

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall be used as so defined.

                  2. Amendments to the Credit Agreement.

                  (a) Subsection 1.1. (i) Subsection 1.1 of the Credit Agreement is hereby amended to add the following definition in appropriate alphabetical order:

                  'Fourth Amendment': the Fourth Amendment, dated as of December 17, 1998, to this Agreement.

                  (ii) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Big Bear Acquisition" and "Consolidated Net Income" in their entireties and substituting, in lieu thereof, the following:

                  "'Big Bear Acquisition': the acquisition by Belco Canada of up to C $15,000,000 of 5% Convertible Preferred Stock of Big Bear in accordance with the terms set forth in Schedule 8.8(i) to the Third Amendment.

                  'Consolidated Net Income': for any period, net income of the Borrower and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP, minus (i) non-cash gains resulting from the net change in value of the Borrower's mark-to-market portfolio of price risk management activities for that period to the extent such gains are included in the net income of the

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Borrower for such period and (ii) any extraordinary or nonrecurring gain or loss, together with any related provision for taxes on such extraordinary or nonrecurring gain or loss."

                  (b) Subsection 3.1. Subsection 3.1(a) of the Credit Agreement is hereby amended by deleting the amount "$65,000,000" appearing in clause (i) thereof and inserting, in lieu thereof, "$25,000,000."

                  (c) Subsection 8.7. Subsection 8.7(b) of the Credit Agreement is hereby amended by deleting the amount "$25,000,000" and inserting, in lieu thereof, "$50,000,000."

                  (d) Subsection 8.8. Subsection 8.8(i) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

                  "(i) in addition to Investments permitted by subsection 8.8(g) above (and without Investments under this subsection 8.8(i) being included in any calculations under subsection 8.8(g) above), Investments by the Borrower in Belco Canada, to permit Belco Canada to complete the Big Bear Acquisition; provided that (i) the aggregate amount of such Investments (in any form other than shares of common stock of the Borrower or the proceeds thereof) shall not exceed C $15,000,000 for the purchase of Big Bear's 5% Convertible Preferred Stock, (ii) Belco Canada and Big Bear and its Subsidiaries are Unrestricted Subsidiaries, and (iii) Belco Canada shall acquire such Convertible Preferred Stock substantially in accordance with the terms attached as Schedule 8.8(i) to the Third Amendment without material amendment, waiver or modification without the prior written consent of the Administrative Agent."

                  3. Effective Date. This Fourth Amendment shall become effective upon the Administrative Agent receiving this Fourth Amendment, executed and delivered by a duly authorized officer of each of the Administrative Agent, the Borrower and the Required Lenders, and consented to by each Guarantor, with a counterpart for each Lender. This Fourth Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  4. Representations and Warranties. The Borrower represents and warrants to each Lender that: (a) this Fourth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, (b) the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents are true and correct on and as of the date hereof (except to the extent that such representations and warranties are expressly made only as of an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date), and (c) after giving effect to the amendments and consents contained herein, no Default or Event of Default has occurred and is continuing.

                  5. Continuing Effect. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall continue to be and shall remain in full force and effect in accordance



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with their terms. Except as expressly set forth herein, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.

                  6. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  7. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Fourth Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

                  8. Costs and Expenses. The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of counsel for the Administrative Agent with respect hereto.

                  9. Miscellaneous. Each of the parties signatories hereto acknowledges that, based on the Reserve Reports dated June 30, 1998 and submitted to the Administrative Agent pursuant to subsection 4.9(b), the Borrowing Base is $150,000,000.

                  [Remainder of Page Intentionally Left Blank]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                              BELCO OIL & GAS CORP.


                                              By:
                                                 -------------------------------
                                                 Title:


Each Guarantor listed below hereby consents to the foregoing Fourth Amendment.

                                              BELCO ENERGY CORP. (formerly Coda
                                              Energy, Inc.)



                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                              ELECTRA RESOURCES, INC.


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                              GIN LANE COMPANY &
                                              FORTUNE CORP. &
                                              BELCO FINANCE CO.


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

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                                  BELCO ENERGY I, L.P.

                                  By:      Belco Energy Corp.,
                                           its sole general partner


                                  By:
                                     -------------------------------------------
                                     Name:  Dominick J. Golio
                                     Title: Senior Vice President - Finance
                                            and Chief Financial Officer

                                  BOG WYOMING L.L.C.

                                  By:      Belco Energy Corp.,
                                           its managing member


                                  By:
                                     -------------------------------------------
                                     Name:  Dominick J. Golio
                                     Title: Senior Vice President - Finance
                                            and Chief Financial Officer

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                                       THE CHASE MANHATTAN BANK, as
                                       Administrative Agent and as a Lender


                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:



                                       CHRISTIANIA BANK OG
                                       KREDITKASSE ASA



                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:


                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:


                                       CREDIT LYONNAIS
                                       NEW YORK BRANCH


                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:


                                       DEN NORSKE BANK ASA



                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:



                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:




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                                               THE FUJI BANK, LIMITED



                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                               THE SANWA BANK LIMITED



                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                               SOCIETE GENERALE, SOUTHWEST
                                               AGENCY



                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               BANK OF SCOTLAND



                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title: